UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2007

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 3, 2007, UnitedHealth Group Incorporated (the "Company") issued a press release announcing that it will host its annual investor conference with institutional analysts and investors in New York City on Tuesday December 4, 2007, beginning at 8:00 a.m. EST ("Investor Conference"). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will have an audio webcast of the Investor Conference on the Investor Conference section of its Investor Information page at www.unitedhealthgroup.com. A replay of the Investor Conference will be available on the Company Web site through December 18, 2007. The slide book and the investor book containing answers to questions frequently asked by investors and related data about the Company's businesses will also be available on the Investor Conference section of the Company's Investor Information page at www.unitedhealthgroup.com.

In addition, during the fourth quarter of 2007, the Company completed the transition to its new segment reporting structure and will begin reporting on this basis in its Annual Report on Form 10-K for the fiscal year ending December 31, 2007 (the "2007 10-K"). The reporting structure will have four segments: Health Care Services, Prescription Solutions, OptumHealth and Ingenix. The segment information contained in the slide book and the investor book reflects the Company's new segments to be reported in its 2007 10-K. Such new segment information is provided supplementally to investors to improve the comparability of the Company's results between periods.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Description

99.1 Press Release dated December 3, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

December 4, 2007	By:	Christopher J. Walsh

Name: Christopher J. Walsh
Title: Senior Vice President and Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 3, 2007